                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman of the Board, Chief Executive Officer and Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 2000.



                                              /s/ Philip J. Carroll
                                              --------------------------------
                                                  Philip J. Carroll

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 2000.



                                                   /s/ Ralph F. Hake
                                                   -----------------------------
                                                       Ralph F. Hake

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 26th day of January, 2000.



                                                 /s/ Don L. Blankenship
                                                 -------------------------------
                                                     Don L. Blankenship

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 2000.



                                                /s/ Carroll A. Campbell, Jr.
                                                --------------------------------
                                                    Carroll A. Campbell, Jr.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 2000.


                                                  /s/ Peter J. Fluor
                                                  ------------------------------
                                                      Peter J. Fluor

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 2000.


                                                /s/ David P. Gardner
                                                --------------------------------
                                                    David P. Gardner

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 2000.


                                              /s/ Thomas L. Gossage
                                              ----------------------------------
                                                  Thomas L. Gossage

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 26th day of January, 2000.


                                               /s/ Bobby R. Inman
                                               ---------------------------------
                                                   Bobby R. Inman

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 24th day of January, 2000.


                                               /s/ Vilma S. Martinez
                                               ---------------------------------
                                                   Vilma S. Martinez

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 21st day of January, 2000.


                                                /s/ Dean R. O'Hare
                                                --------------------------------
                                                    Dean R. O'Hare

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 23rd day of January, 2000.


                                              /s/ Robin W. Renwick
                                              --------------------------------
                                                  Robin W. Renwick

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 2000.


                                                 /s/ James O. Rollans
                                                 -------------------------------
                                                     James O. Rollans

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 21st day of January, 2000.


                                              /s/ Martha R. Seger
                                              -------------------------------
                                                  Martha R. Seger

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, (a) up to $3,000,000 of deferred fee obligations of Fluor under the Fluor Deferred Directors' Fees Program, (b) up to 1,000,000 shares of Fluor common stock issuable under the Fluor Corporation Retirement Plan and interests in such plan and (c) up to 4,000,000 shares of Fluor common stock issuable under the Fluor Corporation Salaried Employees' Savings Investment Plan and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of January, 2000.


                                                /s/ James C. Stein
                                                --------------------------------
                                                    James C. Stein